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THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2005

BEAR STEARNS ASSET BACKED SECURITIES I LLC 2005-4 (as depositor under a Series 2005-4 Grantor Trust Agreement dated as of October 7, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-4)

                                             Bear Stearns Asset Backed Securities I LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, NY		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

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Item 9.02.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable
(c)	Exhibits:

5.1 Opinion of Thacher Proffitt & Wood LLP regarding Legality

8.1 Opinion of Thacher Proffitt & Wood LLP regarding Tax Matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES LLC

By:	/s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: October 24, 2005